_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934 (the "Act")

May 18, 2005

(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25136 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 630 – 4th Avenue S.W.

Calgary, Alberta, Canada T2P 0J9

(Address of principal executive offices)

Telephone Number (403) 777-9250

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former name or address, if changed since last report)

Item 9.01.  Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Not applicable

(b)

Pro forma financial information

Not applicable

(c)

Exhibits:

1.1

Press Release dated May 18, 2005.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 18, 2005

GEOGLOBAL RESOURCES INC.

(Registrant)

/s/ Allan J. Kent

Allan J. Kent

Executive Vice President and CFO

EXHIBIT

Press release dated May 18, 2005

GEOGLOBAL TO TEST KG#8

Calgary, Alberta, Canada, May 18, 2005 - GeoGlobal Resources Inc. (Amex: GGR) announced today that the KG#8 well located within the Krishna Godavari Basin on Exploration Block KG-OSN-2001/3 ("KG Block") off the east coast of India has been drilled to a total depth of 5,061 meters.

Gujarat State Petroleum Corporation (”GSPC”), the operator of the KG Block, is in the process of running logs to total depth.  Upon completion of the logging program, GSPC will run casing to total depth.  After the casing is run, GSPC anticipates a number of tests based upon log analyses.  The results to date are considered by management to be preliminary and exploratory and there can be no assurance that the outcome of these tests and evaluations will demonstrate the presence of hydrocarbons in commercially recoverable quantities or that any hydrocarbons that are present are capable of being recovered.

The KG#8 well is the third well of the 14 well drilling program under the terms of the Production Sharing Contract relating to the KG Block.  GeoGlobal has a 5% net carried interest in the wells drilled on the KG Block.

GeoGlobal also previously announced on April 12, 2005 it had acquired a 20% participating interest from GSPC in the onshore CB-ON/2 Exploration Block (“Tarapur Block”) located in the Cambay Basin in the State of Gujarat.  Pursuant to the Deed of Assignment and Assumption executed on April 7, 2005, GeoGlobal is currently making application to obtain consent from the Government of India for this assignment.  GeoGlobal believes that such consent from the Government of India will be forthcoming.  In the event such consent is not obtained, the assignment would be terminated and GeoGlobal would seek to enter into other arrangements with GSPC with respect to the investment.

GeoGlobal Resources Inc., headquartered in Alberta, Canada, is a US publicly traded oil and gas company, which through its subsidiaries is engaged primarily in the pursuit of petroleum and natural gas through exploration and development in India.  Since inception, the Company’s efforts have been devoted to the pursuit of Production Sharing Contracts with the Government of India.  Currently, the Company is focused on the development of high potential exploration targets in the Krishna Godavari basin and the Cambay basin areas.

Cautionary Statement to Investors

This document contain statements which constitute forward-looking statements within the meaning of the US Private Securities Litigation Reform Act of 1995, including statements regarding the plans, intentions, beliefs and current expectations of GeoGlobal Resources Inc., its directors, or its officers with respect to the oil and gas exploration, development and drilling activities being conducted and intended to be conducted and the outcome of those activities on the exploration block in which the Company owns an interest in located offshore on the east coast of India in the Krishna Godavari Basin, the two additional exploration blocks located onshore in western India in the Cambay Basin and on the Tarapur Block in which the Company has agreed to acquire an interest. These forward-looking statements also include the estimated cost and timing of the exploration activities, the extent of activities to be conducted and the outcome of those activities. Investors are cautioned that any such forward-looking statements are not guarantees of the success of the Company's oil and gas exploration, development and drilling activities and involve risks and uncertainties. The Company's actual results may differ materially from those projected in the forward looking statements. There can be no assurance that the drilling and completion of any of the Company's exploratory wells, and the related testing and evaluation, will result in the Company having commercially recoverable reserves of hydrocarbons. There are numerous risks and uncertainties involved in the Company's acquisition of unproved minority interests in the exploration areas, including the possibilities that no discoveries of hydrocarbons are made on the exploration blocks or, if discovered, that such discoveries are determined not to be commercially productive. There can be no assurance that the Company’s drilling program will be successful or that the entire program will be drilled.  There can be no assurance that the Company’s estimates as to the time to complete drilling operations will be accurate.  The blocks are a highly speculative exploration opportunities and pursuing the development of the exploration blocks will involve material risks to the Company.  The Company will be required to fund its share of the costs incurred during the work commitment phase under the Production Sharing Contracts relating to the exploration blocks in the Cambay Basin as well as the Tarapur Block and there can be no assurance that such funds will be available to the Company in the amounts and when required.  The Company’s failure to have such funds available at the times and in the amounts required could materially adversely affect the fulfillment of the Company’s business plans.  There can be no assurance that the Company will obtain the consent of the Government of India to the assignment of the 20% participating interest in the Tarapur Block or that the Company will be successful in entering into alternative arrangements on commercially favorable terms with GSPC should that consent not be forthcoming. Additional risks and uncertainties arise out of seeking to do business overseas in India where political and other world events may disrupt the Company's plans and intentions.  There can be no assurance that the Company's oil and gas exploration and production activities will be commercially successful or result in material revenues to the Company.  The presence of hydrocarbon reserves on adjacent or contiguous properties is no assurance or necessary or probable indication that hydrocarbons will be found in commercially marketable quantities on the exploration blocks in which the Company holds an interest.  Additional important risk factors are described in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-KSB and quarterly reports on Form 10-QSB. The filings may be viewed at http://www.sec.gov. and  www.sedar.com.

For further information contact:

Allan J. Kent, Executive VP and CFO

Carla Driedger, Investor Relations and Corporate Affairs

phone: 403-777-9253

fax:     403-777-9199

email: info@geoglobal.com

website: www.geoglobal.com